Exhibit 99.1
The Navigators Group, Inc.
CORPORATE NEWS
Navigators Reports Third Quarter Earnings
New York — November 4, 2010 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $16.2 million, or $1.00 per diluted share, for the three months ended September 30, 2010 compared to net income of $21.4 million, or $1.24 per diluted share, for the comparable period in 2009. Operating earnings (1) were $13.7 million, or $0.85 per diluted share for the third quarter of 2010 compared to $17.4 million, or $1.01 per diluted share, for the comparable period in 2009.
For the nine months ended September 30, 2010, the Company reported net income of $52.2 million, or $3.17 per diluted share, compared to $57.1 million, or $3.30 per diluted share, for the comparable period in 2009. Operating earnings were $38.8 million, or $2.35 per diluted share for the nine months ended September 30, 2010 compared to $59.9 million, or $3.46 per diluted share, for the comparable period of 2009.
Gross written premiums and net written premiums for the three months ended September 30, 2010 were $233.6 million and $157.8 million, respectively, a decrease of 4.7% and increase of 1.2% from the comparable 2009 periods. Gross written premiums and net written premiums for the nine months ended September 30, 2010 were $757.4 million and $512.1 million, respectively, a decrease of 4.5% and 5.1% from the comparable 2009 periods.
The combined loss and expense ratios for the three and nine months ended September 30, 2010 were 97.8% and 98.9%, respectively, compared to 95.9% and 93.9% for the comparable 2009 periods. The combined loss and expense ratio for the three months ended September 30, 2010 was favorably impacted by 2.5 loss ratio points due to favorable development in prior period loss reserves. The combined loss and expense ratio for the nine months ended September 30, 2010 was favorably impacted by 2.2 loss ratio points due to favorable development in prior period loss reserves.
Navigators’ Chief Executive Officer Stan Galanski commented, “Despite the weak economy and challenging insurance market conditions, Navigators achieved an underwriting profit and grew book value per share 5.2% during the third quarter. Our Nav Tech unit had a superb quarter, with premium growth of 38%. We are well positioned to take advantage of opportunities in the energy and power generation markets.
The underwriting teams hired over the last two years are gaining traction. As part of our longer-term growth plans, we continue to look for opportunities to enhance our existing capabilities as evidenced by the recent launches of iTrade and Navigators Re.”

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release
November 4, 2010

During the three and nine months ended September 30, 2010, the Company repurchased 97,115 and 1,228,718 shares of its common stock for an aggregate purchase price of $4.1 million and $50.3 million, respectively, pursuant to its share repurchase program. The Company repurchased an additional 1,500 shares of its common stock for an aggregate purchase price of approximately sixty four thousand dollars from October 1, 2010 through November 3, 2010 pursuant to its share repurchase program. Approximately $42.9 million remains available under the Company’s current share repurchase program that expires on December 31, 2010.
Net investment income for the three and nine months ended September 30, 2010 was $17.8 million and $53.7 million, respectively, which were decreases of 6.7% and 5.0% from the comparable 2009 periods. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 3.4% and 3.5% for the three and nine months ended September 30, 2010, respectively, compared to 3.8% for both 2009 comparable periods. The effective tax rate on net investment income was 28.4% and 26.7% for the three and nine months ended September 30, 2010, respectively, compared to 25.2% and 25.1% for the comparable 2009 periods.
The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.1 years at September 30, 2010. At September 30, 2010, net unrealized gains within our investment portfolio were $112.4 million, an increase of $58.5 million compared to December 31, 2009. There were $3.9 million and $20.8 million of net realized gains for the three and nine months ended September 30, 2010.
In April 2009, the Company repurchased $10.0 million aggregate principal amount of its issued and outstanding 7% Senior notes from an unaffiliated noteholder on the open market for $7.0 million, which generated a $2.9 million pre-tax gain that is reflected in Other income (loss) and added $0.11 to the second quarter 2009 earnings per share.
Consolidated cash flow from operations for the three and nine months ended September 30, 2010 was $49.8 million and $114.1 million, respectively, compared to $35.7 million and $105.2 million for the comparable 2009 periods.
Stockholders’ equity was $854.0 million, or $54.17 per share, at September 30, 2010 compared to $801.5 million, or $47.58 per share, at December 31, 2009. The statutory surplus of Navigators Insurance Company was $663.1 million at September 30, 2010 compared to $645.8 million at December 31, 2009.
(1)
Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Friday, November 5, 2010 starting at 8:30 a.m. ET to discuss the 2010 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under “News & Events”.

News Release
November 4, 2010

To participate by telephone, the domestic dial-in number is (866) 543-6411 and the international dial-in is (617) 213-8900. The access code is 47887560. Participants may pre-register for the call at https://www.theconferencingservice.com/prereg/key.process?key=PMLTM8EQD. Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.
The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.
This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell
Senior Vice President and Chief Financial Officer
(914) 933-6270
fmcdonnell@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Results of Operations	2010	2009	Change	2010	2009	Change

Gross written premiums	$233,638	$245,191	-5%	$757,351	$793,179	-5%
Net written premiums	157,807	156,001	1%	512,129	539,660	-5%

Revenues:
Net earned premiums	168,233	171,271	-2%	493,773	506,085	-2%
Investment income	17,839	19,110	-7%	53,664	56,509	-5%
Total other-than-temporary impairment losses	(1,034)	(22)	NM	(1,774)	(28,769)	-94%
Portion of loss recognized in other comprehensive income (before tax)	365	(525)	NM	870	17,053	-95%

Net other-than-temporary impairment losses recognized in earnings	(669)	(547)	22%	(904)	(11,716)	-92%
Net realized gains	4,521	6,682	-32%	21,653	7,741	180%
Other income (expense)	2,767	1,241	123%	2,938	6,686	-56%

Total revenues	192,691	197,757	-3%	571,124	565,305	1%

Expenses:
Net losses and loss adjustment expenses	107,463	107,591	0%	311,133	308,566	1%
Commission expenses	25,185	22,852	10%	76,178	71,578	6%
Other operating expenses	34,682	35,018	-1%	103,781	98,572	5%
Interest expense	2,045	2,042	0%	6,133	6,411	-4%

Total expenses	169,375	167,503	1%	497,225	485,127	2%

Income before income taxes	23,316	30,254	-23%	73,899	80,178	-8%

Income tax expense	7,091	8,822	-20%	21,659	23,096	-6%

Net income	$16,225	$21,432	-24%	$52,240	$57,082	-8%

Per Share Data
Net income per common share:
Basic	$1.03	$1.26	-19%	$3.23	$3.37	-4%
Diluted	$1.00	$1.24	-19%	$3.17	$3.30	-4%

Average shares outstanding:
Basic	15,780	16,966		16,170	16,929
Diluted	16,149	17,334		16,503	17,277

Underwriting Ratios
Loss Ratio	63.9%	62.8%		63.0%	61.0%
Expense Ratio	33.9%	33.1%		35.9%	32.9%

Combined Ratio	97.8%	95.9%		98.9%	93.9%

	Sept. 30,	June 30,		Sept. 30,	Dec. 31,
Balance Sheet Data	2010	2010		2010	2009
Stockholders’ equity	$854,013	$814,743	5%	$854,013	$801,519	7%
Book value per share	$54.17	$51.48	5%	$54.17	$47.58	14%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share data)

	September 30,	December 31,
	2010	2009
	(unaudited)

ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2010, $1,727,551; 2009, $1,777,983)	$1,820,493	$1,816,669
Equity securities, available-for-sale, at fair value (cost: 2010, $66,986; 2009, $47,376)	86,447	62,610
Short-term investments, at cost which approximates fair value	260,564	176,799
Cash	31,073	509

Total investments and cash	2,198,577	2,056,587

Premiums receivable	204,180	193,460
Prepaid reinsurance premiums	156,047	162,344
Reinsurance recoverable on paid losses	60,889	76,505
Reinsurance recoverable on unpaid losses and loss adjustment expenses	787,795	807,352
Deferred policy acquisition costs	60,304	56,575
Accrued investment income	15,533	17,438
Goodwill and other intangible assets	6,935	7,057
Current income tax receivable, net	4,773	4,854
Deferred income tax, net	—	31,222
Other assets	25,960	40,600

Total assets	$3,520,993	$3,453,994

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,924,317	$1,920,286
Unearned premiums	486,955	475,171
Reinsurance balances payable	97,239	98,555
Senior notes	114,105	114,010
Deferred income tax, net	4,833	—
Accounts payable and other liabilities	39,531	44,453

Total liabilities	2,666,980	2,652,475

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,262,710 shares for 2010 and 17,212,814 shares for 2009	1,726	1,721
Additional paid-in capital	311,233	304,505
Retained earnings	522,174	469,934
Treasury stock, at cost (1,496,707 for 2010 and 366,330 shares for 2009)	(63,227)	(18,296)
Accumulated other comprehensive income	82,107	43,655

Total stockholders’ equity	854,013	801,519

Total liabilities and stockholders’ equity	$3,520,993	$3,453,994

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

	Three Months			Nine Months
Gross Written Premiums:	2010	2009	Change	2010	2009	Change
Insurance Companies:
Marine	$49,406	$53,129	-7%	$172,136	$187,452	-8%
Property Casualty	81,351	93,302	-13%	242,494	272,127	-11%
Professional Liability	32,586	33,569	-3%	97,192	101,789	-5%

	163,343	180,000	-9%	511,822	561,368	-9%
Lloyd’s Operations:
Marine	32,788	33,960	-3%	133,758	140,256	-5%
Property Casualty	27,687	20,024	38%	76,768	59,058	30%
Professional Liability	9,820	11,207	-12%	35,003	32,497	8%

	70,295	65,191	8%	245,529	231,811	6%

Total	$233,638	$245,191	-5%	$757,351	$793,179	-5%

	Three Months			Nine Months
Net Written Premiums:	2010	2009	Change	2010	2009	Change
Insurance Companies:
Marine	$35,546	$39,632	-10%	$123,702	$133,047	-7%
Property Casualty	52,677	57,567	-8%	156,674	183,247	-15%
Professional Liability	19,693	18,834	5%	60,281	59,180	2%

	107,916	116,033	-7%	340,657	375,474	-9%
Lloyd’s Operations:
Marine	27,142	23,816	14%	111,205	113,867	-2%
Property Casualty	17,414	11,116	57%	43,049	33,781	27%
Professional Liability	5,335	5,036	6%	17,218	16,538	4%

	49,891	39,968	25%	171,472	164,186	4%

Total	$157,807	$156,001	1%	$512,129	$539,660	-5%

	Three Months			Nine Months
Net Earned Premiums:	2010	2009	Change	2010	2009	Change
Insurance Companies:
Marine	$41,091	$42,620	-4%	$122,739	$114,459	7%
Property Casualty	50,976	60,380	-16%	152,228	188,860	-19%
Professional Liability	20,131	19,804	2%	58,867	55,998	5%

	112,198	122,804	-9%	333,834	359,317	-7%
Lloyd’s Operations:
Marine	38,254	33,945	13%	108,541	102,158	6%
Property Casualty	12,202	9,126	34%	34,880	28,250	23%
Professional Liability	5,579	5,396	3%	16,518	16,360	1%

	56,035	48,467	16%	159,939	146,768	9%

Total	$168,233	$171,271	-2%	$493,773	$506,085	-2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$163,343	$70,295	$—	$233,638
Net written premiums	107,916	49,891	—	157,807

Net earned premiums	112,198	56,035	—	168,233
Net losses and loss adjustment expenses	(72,306)	(35,157)	—	(107,463)
Commission expenses	(14,374)	(10,459)	(352)	(25,185)
Other operating expenses	(26,398)	(8,301)	—	(34,699)
Other income (expense)	1,380	1,052	352	2,784

Underwriting profit	500	3,170	—	3,670

Investment income	15,736	1,982	121	17,839
Net realized gains (losses)	4,206	(354)	—	3,852
Other operating expenses	—	—	17	17
Other income (expense)	—	—	(17)	(17)
Interest expense	—	—	(2,045)	(2,045)

Income (loss) before income tax expense (benefit)	20,442	4,798	(1,924)	23,316

Income tax expense (benefit)	6,049	1,715	(673)	7,091

Net income (loss)	$14,393	$3,083	$(1,251)	$16,225

Loss and loss expenses ratio	64.4%	62.7%		63.9%
Commission expense ratio	12.8%	18.7%		15.0%
Other operating expenses ratio (2)	22.4%	12.9%		18.9%

Combined ratio	99.6%	94.3%		97.8%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2009
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$180,000	$65,191	$—	$245,191
Net written premiums	116,033	39,968	—	156,001

Net earned premiums	122,804	48,467	—	171,271
Net losses and loss adjustment expenses	(75,838)	(31,753)	—	(107,591)
Commission expenses	(15,346)	(7,835)	329	(22,852)
Other operating expenses	(27,194)	(7,835)	—	(35,029)
Other income (expense)	1,301	280	(329)	1,252

Underwriting profit	5,727	1,324	—	7,051

Investment income	16,597	2,361	152	19,110
Net realized gains (losses)	5,710	425	—	6,135
Other operating expenses	—	—	11	11
Other income (expense)	—	—	(11)	(11)
Interest expense	—	—	(2,042)	(2,042)

Income (loss) before income tax expense (benefit)	28,034	4,110	(1,890)	30,254

Income tax expense (benefit)	7,973	1,510	(661)	8,822

Net income (loss)	$20,061	$2,600	$(1,229)	$21,432

Loss and loss expenses ratio	61.8%	65.5%		62.8%
Commission expense ratio	12.5%	16.2%		13.3%
Other operating expenses ratio (2)	21.1%	15.6%		19.8%

Combined ratio	95.4%	97.3%		95.9%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$511,822	$245,529	$—	$757,351
Net written premiums	340,657	171,472	—	512,129

Net earned premiums	333,834	159,939	—	493,773
Net losses and loss adjustment expenses	(205,571)	(105,562)	—	(311,133)
Commission expenses	(43,351)	(32,827)	—	(76,178)
Other operating expenses	(79,658)	(24,161)	—	(103,819)
Other income (expense)	289	2,687	—	2,976

Underwriting profit	5,543	76	—	5,619

Investment income	47,040	6,179	445	53,664
Net realized gains (losses)	20,140	378	231	20,749
Other operating expenses	—	—	38	38
Other income (expense)	—	—	(38)	(38)
Interest expense	—	—	(6,133)	(6,133)

Income (loss) before income tax expense (benefit)	72,723	6,633	(5,457)	73,899

Income tax expense (benefit)	21,166	2,403	(1,910)	21,659

Net income (loss)	$51,557	$4,230	$(3,547)	$52,240

Loss and loss expenses ratio	61.6%	66.0%		63.0%
Commission expense ratio	13.0%	20.5%		15.4%
Other operating expenses ratio (2)	23.7%	13.5%		20.5%

Combined ratio	98.3%	100.0%		98.9%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2009
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$561,368	$231,811	$—	$793,179
Net written premiums	375,474	164,186	—	539,660

Net earned premiums	359,317	146,768	—	506,085
Net losses and loss adjustment expenses	(214,834)	(93,732)	—	(308,566)
Commission expenses	(45,374)	(26,533)	329	(71,578)
Other operating expenses	(78,660)	(19,933)	—	(98,593)
Other income (expense)	3,157	879	(329)	3,707

Underwriting profit	23,606	7,449	—	31,055

Investment income	49,043	7,060	406	56,509
Net realized gains (losses)	(987)	(2,988)	—	(3,975)
Other operating expenses	—	—	21	21
Other income (expense)	—	—	2,979	2,979
Interest expense	—	—	(6,411)	(6,411)

Income (loss) before income tax expense (benefit)	71,662	11,521	(3,005)	80,178

Income tax expense (benefit)	19,677	4,470	(1,051)	23,096

Net income (loss)	$51,985	$7,051	$(1,954)	$57,082

Loss and loss expenses ratio	59.8%	63.9%		61.0%
Commission expense ratio	12.6%	18.1%		14.1%
Other operating expenses ratio (2)	21.0%	13.0%		18.8%

Combined ratio	93.4%	95.0%		93.9%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended September 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$41,091	$26,257	$13,467	$1,367	63.9%	32.8%	96.7%
Property Casualty	50,976	32,575	18,350	51	63.9%	36.0%	99.9%
Professional Liability	20,131	13,474	7,575	(918)	66.9%	37.7%	104.6%

	112,198	72,306	39,392	500	64.4%	35.2%	99.6%
Lloyd’s Operations	56,035	35,157	17,708	3,170	62.7%	31.6%	94.3%

Total	$168,233	$107,463	$57,100	$3,670	63.9%	33.9%	97.8%

	Three Months Ended September 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$42,620	$31,611	$13,259	$(2,250)	74.2%	31.1%	105.3%
Property Casualty	60,380	23,881	21,330	15,169	39.6%	35.3%	74.9%
Professional Liability	19,804	20,346	6,650	(7,192)	102.7%	33.6%	136.3%

	122,804	75,838	41,239	5,727	61.8%	33.6%	95.4%
Lloyd’s Operations	48,467	31,753	15,390	1,324	65.5%	31.8%	97.3%

Total	$171,271	$107,591	$56,629	$7,051	62.8%	33.1%	95.9%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:	2010	2009	2010	2009
Insurance Companies:
Loss and LAE payments	$67,343	$69,215	60.1%	56.4%
Change in reserves	4,963	6,623	4.3%	5.4%

Net incurred loss and LAE	72,306	75,838	64.4%	61.8%

Lloyd’s Operations:
Loss and LAE payments	22,572	20,736	40.2%	42.8%
Change in reserves	12,585	11,017	22.5%	22.7%

Net incurred loss and LAE	35,157	31,753	62.7%	65.5%

Total
Loss and LAE payments	89,915	89,951	53.5%	52.5%
Change in reserves	17,548	17,640	10.4%	10.3%

Net incurred loss and LAE	$107,463	$107,591	63.9%	62.8%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:	2010	2009	2010	2009
Insurance Companies	$157	$3,220	0.1%	2.6%
Lloyd’s Operations	4,002	630	7.1%	1.3%

Total	$4,159	$3,850	2.5%	2.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Nine Months Ended September 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$122,739	$77,911	$42,566	$2,262	63.5%	34.7%	98.2%
Property Casualty	152,228	89,637	57,858	4,733	58.9%	38.0%	96.9%
Professional Liability	58,867	38,023	22,296	(1,452)	64.6%	37.9%	102.5%

	333,834	205,571	122,720	5,543	61.6%	36.7%	98.3%
Lloyd’s Operations	159,939	105,562	54,301	76	66.0%	34.0%	100.0%

Total	$493,773	$311,133	$177,021	$5,619	63.0%	35.9%	98.9%

	Nine Months Ended September 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$114,459	$83,239	$35,453	$(4,233)	72.7%	31.0%	103.7%
Property Casualty	188,860	80,331	65,642	42,887	42.5%	34.8%	77.3%
Professional Liability	55,998	51,264	19,782	(15,048)	91.5%	35.3%	126.8%

	359,317	214,834	120,877	23,606	59.8%	33.6%	93.4%
Lloyd’s Operations	146,768	93,732	45,587	7,449	63.9%	31.1%	95.0%

Total	$506,085	$308,566	$166,464	$31,055	61.0%	32.9%	93.9%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:	2010	2009	2010	2009
Insurance Companies:
Loss and LAE payments	$208,114	$171,282	62.4%	47.7%
Change in reserves	(2,543)	43,552	-0.8%	12.1%

Net incurred loss and LAE	205,571	214,834	61.6%	59.8%

Lloyd’s Operations:
Loss and LAE payments	79,431	52,348	49.7%	35.7%
Change in reserves	26,131	41,384	16.3%	28.2%

Net incurred loss and LAE	105,562	93,732	66.0%	63.9%

Total
Loss and LAE payments	287,545	223,630	58.2%	44.2%
Change in reserves	23,588	84,936	4.8%	16.8%

Net incurred loss and LAE	$311,133	$308,566	63.0%	61.0%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:	2010	2009	2010	2009
Insurance Companies	$5,654	$13,242	1.7%	3.7%
Lloyd’s Operations	5,001	5,853	3.1%	4.0%

Total	$10,655	$19,095	2.2%	3.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, September 30, 2010:	Reserves	Reserves	Total
Insurance Companies:
Marine	$111,945	$103,307	$215,252
Property Casualty	138,089	342,170	480,259
Professional Liability	46,645	62,576	109,221

Total Insurance Companies	296,679	508,053	804,732

Lloyd’s Operations:
Marine	114,002	108,477	222,479
Property Casualty	29,860	29,768	59,628
Professional Liability	12,321	37,362	49,683

Total Lloyd’s Operations	156,183	175,607	331,790

Total Net Loss Reserves	$452,862	$683,660	$1,136,522

	Case	IBNR
Net Loss Reserves, December 31, 2009:	Reserves	Reserves	Total
Insurance Companies:
Marine	$113,604	$100,042	$213,646
Property Casualty	134,427	351,985	486,412
Professional Liability	38,410	68,807	107,217

Total Insurance Companies	286,441	520,834	807,275

Lloyd’s Operations:
Marine	107,800	101,851	209,651
Property Casualty	27,148	25,175	52,323
Professional Liability	7,442	36,243	43,685

Total Lloyd’s Operations	142,390	163,269	305,659

Total Net Loss Reserves	$428,831	$684,103	$1,112,934

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2010
($ in thousands)
At September 30, 2010, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.1 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.
At September 30, 2010, the Company owned two asset-backed securities approximating $0.1 million with subprime mortgage exposures. The securities have an effective maturity of 2.9 years. In addition, the Company owned a total of five collateralized mortgage obligations and asset-backed securities approximating $1.4 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.5 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.
The following table sets forth our cash and investments at September 30, 2010:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
September 30, 2010	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$421,540	$17,971	$(2)	$403,571	$—
States, municipalities and political subdivisions	405,584	25,255	(51)	380,380	—
Mortgage- and asset-backed securities
Agency mortgage-backed securities	414,335	19,325	—	395,010	—
Residential mortgage obligations	20,785	—	(2,941)	23,726	(2,064)
Asset-backed securities	33,411	513	(9)	32,907	(8)
Commercial mortgage-backed securities	143,278	8,108	(67)	135,237	—

Subtotal	611,809	27,946	(3,017)	586,880	(2,072)
Corporate bonds	381,560	24,853	(13)	356,720

Total fixed maturities	1,820,493	96,025	(3,083)	1,727,551	(2,072)

Equity securities — common stocks	86,447	19,546	(85)	66,986	—

Cash	31,073	—	—	31,073	—

Short-term investments	260,564	—	—	260,564	—

Total	$2,198,577	$115,571	$(3,168)	$2,086,174	$(2,072)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2010
($ in thousands)
The following three tables set forth our agency mortgage-backed securities, residential mortgage obligations, and asset-backed securities by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2010:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$208,594	$6,320	$—	$202,274
FNMA	146,771	9,890	—	136,881
FHLMC	58,970	3,115	—	55,855

Total	$414,335	$19,325	$—	$395,010

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$19,408	$—	$(2,667)	$22,075
Alt-A	1,377	—	(274)	1,651
Subprime	—	—	—	—

Total	$20,785	$—	$(2,941)	$23,726

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
Prime	$33,272	$513	$—	$32,759
Alt-A	—	—	—	—
Subprime	139	—	(9)	148

Total	$33,411	$513	$(9)	$32,907